Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 2/17/04


Blended Coupon 5.4220%


Excess Protection Level
3 Month Average   7.48%
March, 2001   8.08%
February, 2001   7.42%
January, 2001   6.93%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.75%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,172,058,483.42